Exhibit 99.1

1Q 2023 – Investor Presentation 1 May 2023

Disclaimer 2 BM Technologies is not a bank, and it does not directly provide banking products or services . The Company provides compliant technology solutions, program management, and operational support including core processing, customer service, and fraud and investigation services to FDIC insured partner banks . Any reference in this presentation to “banking” or “banking services” is in reference to the Company’s provision of technology services to its partner banks and customers of the partner banks . The BankMobile brand and trademark is only used in reference to services being provided by an FDIC insured partner bank . This presentation is for informational purposes only and should not be relied on for any other purpose . No representations or warranties, express or implied, are given in, or with respect to, this presentation . Industry and market data used in this presentation have been obtained from third - party industry sources as well as from research reports prepared for other purposes . The Company has not independently verified the data obtained from these sources and cannot assure you of the accuracy or completeness of the data . The data is subject to change . Cautionary Statement Regarding Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . In general, forward - looking statements may be identified through the use of words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” will,” “should,” “plan,” “continue,” “potential” and “project” or the negative of these terms or other similar words and expressions, and in this presentation include the expected cost savings from the Profit Enhancement Plan ("PEP"), the expected margin improvement on servicing fees, and our 2023 Financial Outlook . Forward - looking statements are not guarantees of future results and conditions, but rather are subject to various risks and uncertainties . Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward - looking statements as a result of various factors . Factors that could cause or contribute to such differences include but are not limited to general economic conditions, consumer adoption, technology and competition, continuing interest rate volatility, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, and the operations and performance of the Company’s partners, including bank partners and BaaS partners . Further information regarding additional factors which could affect the forward - looking statements contained in this presentation can be found in the cautionary language included under the headings “CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS” and “Risk Factors” in the Company’s Annual Report on Form 10 - K, and other documents subsequently filed with the Securities and Exchange Commission (“SEC”) . The Company’s SEC filings are available publicly on the SEC website at www . sec . gov . Many of these factors are beyond the Company’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and BMTX undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise, unless required by law . BMTX qualifies all forward - looking statements by these cautionary statements . Non - GAAP Financial Measures This presentation includes certain financial measures that are not defined by U . S . generally accepted accounting principles (“GAAP”), and as such, are considered non - GAAP financial measures . Core expenses and EBITDA exclude the effects of items the Company does not consider indicative of its core operating performance, including restructuring, merger, and acquisition related expenses, fair value mark to market income or expense associated with certain warrants, and non - cash share - based compensation . Management believes the use of core revenues, expenses, and EBITDA are appropriate to provide investors with an additional tool to evaluate the Company's ongoing business performance . Investors are cautioned that these non - GAAP financial measures may not be defined in the same manner by other companies and, as a result, may not be comparable to other similarly titled measures used by other companies . Also, these non - GAAP financial measures should not be construed as alternatives, or superior, to other measures determined in accordance with GAAP . Because of these limitations, you should consider Core EBITDA along side other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the Non - GAAP Reconciliations included in the Appendix to this presentation .

Q1 2023 Review Revenue ▪ $13.5 Million of total revenue Deposits ▪ $1.2 Billion of average consolidated serviced deposits ▪ $3,040 of deposits per 90 - day active account Spend ▪ $0.8 Billion of consolidated serviced account spend ▪ $2,027 of spend per 90 - day active account Key Metrics ▪ ~$7 Million PEP cost reductions completed ▪ ~105 Thousand new account sign ups ▪ $4.0 Billion financial aid disbursed ▪ 70 Thousand new SSEs Partnerships ▪ Variable rate servicing fee under New Deposit Servicing Agreements 3 ▪ By First Carolina Bank for the Higher Education business ▪ By Customers Bank for existing and largest BaaS partnership ▪ Servicing fee margin improvement > 150 bps ▪ 2 - year extension of existing and largest BaaS partnership

Key Investment Highlights

Market Leader in Higher Education	▪ Dominant higher education market share ▪ ~ 750 college and university campus partners provide access to 5M college students ▪ Replenishing TAM w/ new incoming students each year ▪ Significant barriers to entry in highly regulated space ▪ >$12 Billion of refunds disbursed annually ▪ 98% - 99% retention of school partners
Dominant FinTech in BaaS Market	▪ Among the largest and most established FinTech companies in terms of scale, customers, and deposits ▪ Strong and positive brand recognition across millions of current and former customers/account holders ▪ Renewed BaaS partnership with leading mobile carrier providing access to tens of millions of customers ▪ Partnership with Helix by Q2, Inc. ▪ Strong in-house compliance, BSA/AML, fraud prevention, and customer service
Financial Strength	▪ Financially strong, debt free ▪ Low Customer Acquisition Cost ▪ Strong margins on incremental revenues ▪ New partner bank agreements offer better economics with variable rate pricing structure

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